SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 21, 2004

Volkswagen Auto Lease Underwritten Funding, LLC
VW Credit Leasing, LTD.

Volkswagen Auto Lease Trust 2002-A

(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	333-99199	11-365048-3
38-6738618
(State of Incorporation)	(Commission File Number)	(IRS Employer Id. Nos.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 754-5000

__________________________________N/A_______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Monthly Servicer Certificate

Item 5. Other Events

     The Servicer Certificate relating to the Volkswagen Auto Lease Trust 2002-A, for the Collection Period ended May 29, 2004, provided to The Bank of New York, as indenture trustee, is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing
Exhibit 20	Volkswagen Auto Lease Trust	Filed with this report.
2002-A Servicer Certificate
for the Collection Period ended
May 29, 2004 provided
to The Bank of New York, as
indenture trustee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated: June 21, 2004	Volkswagen Auto Lease Underwritten Funding, LLC
By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer
VW Credit Leasing, LTD. By: VW Credit, Inc. as Servicer
By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer
Volkswagen Auto Lease Trust 2002-A By: VW Credit, Inc. as Administrator
By: /s/ Timothy J. Flaherty Timothy J. Flaherty Assistant Treasurer

Exhibit Index

Designation	Description	Method of Filing
Exhibit 20	Volkswagen Auto Lease Trust	Filed with this report.
2002-A Servicer Certificate
for the Collection Period ended
May 29, 2004 provided
to The Bank of New York, as
indenture trustee.